EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS
SECOND QUARTER 2022 RESULTS
Net Loss Attributable to Common Stockholders was $(9.3) Million
Comparable Hotel EBITDA was $111.4 Million
Adjusted EBITDAre was $96.4 Million
Highest Adjusted EBITDAre Since Q3 of 2019

DALLAS – August 2, 2022 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the second quarter ended June 30, 2022. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of June 30, 2022 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2022 with the second quarter ended June 30, 2021 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FINANCIAL AND OPERATING HIGHLIGHTS
•Comparable RevPAR for all hotels increased 73% to $135.08 during the quarter on a 34.2% increase in ADR and a 28.8% increase in Occupancy. Comparable RevPAR for all hotels decreased approximately 6% compared to the comparable period in 2019, which is the best quarterly performance compared to 2019 since the onset of the pandemic.
•Net loss attributable to common stockholders was $(9.3) million or $(0.27) per diluted share for the quarter.
•Adjusted EBITDAre was $96.4 million for the quarter, reflecting a growth rate of 207.4% over the prior year quarter.
•Adjusted funds from operations (AFFO) was $1.23 per diluted share for the quarter, reflecting a growth rate of 2,975% over the prior year quarter.
•The Company ended the quarter with cash and cash equivalents of $538.4 million and restricted cash of $126.6 million. The vast majority of the restricted cash is comprised of lender and manager held reserves. At the end of the quarter, there was also $24.7 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs. Net working capital at the end of the quarter was $615.5 million, which equates to approximately $17.02 per diluted share.
•Capex invested during the quarter was $20.1 million.

AHT Reports Second Quarter Results

August 2, 2022

CAPITAL STRUCTURE
At June 30, 2022, the Company had total loans of $3.9 billion with a blended average interest rate of 5.6%. All of the Company’s loans are current and in good standing with the respective lenders. At the end of the quarter, approximately 85% of the Company’s hotels were in cash traps under their respective loans, which is a decrease from 90% in the first quarter. This means any excess cash flow generated by those hotels will be held by the lender and will not be available for corporate purposes.
In light of the economic uncertainty arising from the COVID-19 pandemic and to protect liquidity, the Company and its Board of Directors previously announced a suspension of its common stock dividend policy. Accordingly, the Company did not pay a dividend on its common stock and common units for the second quarter ended June 30, 2022. The Board of Directors will continue to monitor the situation and assess future quarterly common dividend declarations. The Company is current on the dividends on its outstanding preferred stock and plans to pay those current going forward.
During the first quarter of 2022, the Company filed a registration statement with the U.S. Securities and Exchange Commission (“SEC”) for its Series J and Series K Redeemable Preferred Stock (“Non-Traded Preferred Equity”). The registration statement provides for the issuance of Non-Traded Preferred Equity in a primary offering over the course of up to three years from the effective date. The Series J and Series K Redeemable Preferred Stock are expected to have an initial annual dividend yield of 8% and 8.2% respectively, and the Company will also offer a Dividend Reinvestment Plan for investors in the Non-Traded Preferred Equity. The registration statement is now effective, and the Company expects to commence issuing limited amounts of the Non-Traded Preferred Equity in the third quarter of 2022. The expected use of proceeds for the Non-Traded Preferred Equity is acquisitions, paying down debt, and other general corporate purposes.
“We are extremely pleased with Ashford Trust’s improving second quarter performance, as our high-quality, geographically diverse portfolio benefited from increased demand and notable rate increases in many key markets,” commented Rob Hays, Ashford Trust’s President and Chief Executive Officer. “Further, we have a significantly de-levered balance sheet and continue to take decisive actions to improve our liquidity, build our cash balance and enhance our operational and financial flexibility. In March, we announced the filing of an S-3 for the future offering of non-traded preferred equity and expect to commence issuing limited amounts of non-traded preferred equity beginning in the third quarter of 2022. We believe this offering will provide an attractive cost of capital and allow us to accretively grow our portfolio over time, subject to future market conditions. While the macro-economic outlook is uncertain, we continue to be pleased with how our portfolio is performing and believe we are well-positioned for any economic scenario.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Wednesday, August 3, 2022, at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 389-0920. A replay of the conference call will be available through Wednesday, August 10, 2022, by dialing (412) 317-6671 and entering the confirmation number, 13730710.
The Company will also provide an online simulcast and rebroadcast of its second quarter 2022 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s website, www.ahtreit.com on Wednesday, August 3, 2022, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
All data presented in this press release gives effect to the 1-for-10 reverse stock split completed on July 16, 2021 with regard to share counts and per share data. We use certain non-GAAP measures, in addition

AHT Reports Second Quarter Results

August 2, 2022

to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

* * * * *
Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	June 30, 2022	December 31, 2021
ASSETS
Investments in hotel properties, net	$3,137,388	$3,230,710
Cash and cash equivalents	537,822	592,110
Restricted cash	125,995	99,534
Accounts receivable, net of allowance of $489 and $455, respectively	57,165	37,720
Inventories	3,538	3,291
Notes receivable, net	4,889	8,723
Investment in unconsolidated entities	10,949	11,253
Deferred costs, net	3,829	5,001
Prepaid expenses	11,354	13,384
Derivative assets, net	11,132	501
Operating lease right-of-use assets	44,218	44,575
Other assets	13,639	16,150
Intangible assets, net	797	797
Due from Ashford Inc., net	—	25
Due from related parties, net	6,232	7,473
Due from third-party hotel managers	24,684	26,896
Assets held for sale	36,535	—
Total assets	$4,030,166	$4,098,143

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$3,843,543	$3,887,822
Accounts payable and accrued expenses	132,060	117,650
Accrued interest payable	10,995	15,432
Dividends and distributions payable	3,104	3,104
Due to Ashford Inc., net	1,123	—
Due to related parties, net	—	728
Due to third-party hotel managers	1,498	1,204
Intangible liabilities, net	2,137	2,177
Operating lease liabilities	44,874	45,106
Other liabilities	4,579	4,832
Liabilities associated with assets held for sale	30,688	—
Total liabilities	4,074,601	4,078,055

Redeemable noncontrolling interests in operating partnership	21,308	22,742
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock, 1,174,427 shares issued and outstanding at June 30, 2022 and December 31, 2021	12	12
Series F Cumulative Preferred Stock, 1,251,044 shares issued and outstanding at June 30, 2022 and December 31, 2021	12	12
Series G Cumulative Preferred Stock, 1,531,996 shares issued and outstanding at June 30, 2022 and December 31, 2021	15	15
Series H Cumulative Preferred Stock, 1,308,415 shares issued and outstanding at June 30, 2022 and December 31, 2021	13	13
Series I Cumulative Preferred Stock, 1,252,923 shares issued and outstanding at June 30, 2022 and December 31, 2021	13	13
Common stock, $0.01 par value, 400,000,000 shares authorized, 34,487,370 and 34,490,381 shares issued and outstanding at June 30, 2022 and December 31, 2021, respectively	345	345
Additional paid-in capital	2,382,197	2,379,906
Accumulated deficit	(2,448,350)	(2,382,970)
Total equity (deficit)	(65,743)	(2,654)
Total liabilities and equity/deficit	$4,030,166	$4,098,143

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
REVENUE
Rooms	$275,528	$160,031	$470,858	$257,145
Food and beverage	54,316	19,840	91,076	27,743
Other	17,423	12,986	31,859	23,414
Total hotel revenue	347,267	192,857	593,793	308,302
Other	828	555	1,440	940
Total revenue	348,095	193,412	595,233	309,242
EXPENSES
Hotel operating expenses
Rooms	59,782	37,621	107,786	61,494
Food and beverage	37,610	13,298	64,782	19,676
Other expenses	111,452	76,072	203,500	131,841
Management fees	12,312	7,441	21,866	12,968
Total hotel operating expenses	221,156	134,432	397,934	225,979
Property taxes, insurance and other	17,289	17,128	33,748	34,599
Depreciation and amortization	50,896	55,595	103,016	113,222
Advisory services fee:
Base advisory fee	8,613	9,006	17,348	17,741
Reimbursable expenses	2,364	1,621	4,935	3,212
Stock/unit-based compensation	1,451	2,455	3,380	4,290
Incentive fee	(151)	6,472	—	6,472
Corporate, general and administrative:
Stock/unit-based compensation	578	610	631	636
Other general and administrative	3,932	2,092	6,983	9,063
Total operating expenses	306,128	229,411	567,975	415,214
Gain (loss) on disposition of assets and hotel properties	181	361	284	292
OPERATING INCOME (LOSS)	42,148	(35,638)	27,542	(105,680)
Equity in earnings (loss) of unconsolidated entities	(151)	(141)	(304)	(278)
Interest income	526	—	577	13
Other income (expense), net	84	245	185	474
Interest expense, net of discount amortization	(45,990)	(32,866)	(87,150)	(61,236)
Amortization of loan costs	(2,403)	(2,870)	(4,802)	(7,764)
Write-off of premiums, loan costs and exit fees	(971)	(787)	(1,698)	(4,166)
Gain (loss) on extinguishment of debt	—	10,604	—	10,604
Unrealized gain (loss) on derivatives	6,074	(3,236)	9,285	(2,317)
INCOME (LOSS) BEFORE INCOME TAXES	(683)	(64,689)	(56,365)	(170,350)
Income tax benefit (expense)	(5,563)	(572)	(5,683)	(301)
NET INCOME (LOSS)	(6,246)	(65,261)	(62,048)	(170,651)
(Income) loss attributable to noncontrolling interest in consolidated entities	—	13	—	94
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	76	956	448	3,227
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(6,170)	(64,292)	(61,600)	(167,330)
Preferred dividends	(3,104)	2,709	(6,207)	3,527
Gain (loss) on extinguishment of preferred stock	—	(7,887)	—	2,748
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(9,274)	$(69,470)	$(67,807)	$(161,055)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.27)	$(4.35)	$(1.98)	$(13.21)
Weighted average common shares outstanding – basic	34,330	15,957	34,300	12,178
Diluted:
Net income (loss) attributable to common stockholders	$(0.27)	$(4.35)	$(1.98)	$(13.21)
Weighted average common shares outstanding – diluted	34,330	15,957	34,300	12,178
Dividends declared per common share:	$—	$—	$—	$—

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Net income (loss)	$(6,246)	$(65,261)	$(62,048)	$(170,651)
Interest expense and amortization of discounts and loan costs, net	48,393	35,736	91,952	69,000
Depreciation and amortization	50,896	55,595	103,016	113,222
Income tax expense (benefit)	5,563	572	5,683	301
Equity in (earnings) loss of unconsolidated entities	151	141	304	278
Company's portion of EBITDA of unconsolidated entities	(151)	(140)	(304)	(275)
EBITDA	98,606	26,643	138,603	11,875
(Gain) loss on disposition of assets and hotel properties	(181)	(361)	(284)	(292)
EBITDAre	98,425	26,282	138,319	11,583
Amortization of unfavorable contract liabilities	42	53	95	106
Write-off of premiums, loan costs and exit fees	971	787	1,698	4,166
(Gain) loss on extinguishment of debt	—	(10,604)	—	(10,604)
Other (income) expense, net	(84)	(245)	(185)	(474)
Transaction and conversion costs	914	413	1,573	1,922
Legal, advisory and settlement costs	12	1,849	37	4,496
Unrealized (gain) loss on derivatives	(6,074)	3,236	(9,285)	2,317
Dead deal costs	280	—	280	689
Uninsured remediation costs	—	—	—	374
Stock/unit-based compensation	2,038	3,105	4,049	5,049
Advisory services incentive fee	(151)	6,472	—	6,472
Company's portion of adjustments to EBITDAre of unconsolidated entities	(1)	2	11	12
Adjusted EBITDAre	$96,372	$31,350	$136,592	$26,108
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Net income (loss)	$(6,246)	$(65,261)	$(62,048)	$(170,651)
(Income) loss attributable to noncontrolling interest in consolidated entities	—	13	—	94
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	76	956	448	3,227
Preferred dividends	(3,104)	2,709	(6,207)	3,527
Gain (loss) on extinguishment of preferred stock	—	(7,887)	—	2,748
Net income (loss) attributable to common stockholders	(9,274)	(69,470)	(67,807)	(161,055)
Depreciation and amortization on real estate	50,896	55,559	103,016	113,149
(Gain) loss on disposition of assets and hotel properties	(181)	(361)	(284)	(292)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(76)	(956)	(448)	(3,227)
Equity in (earnings) loss of unconsolidated entities	151	141	304	278
Company's portion of FFO of unconsolidated entities	(151)	(140)	(304)	(276)
FFO available to common stockholders and OP unitholders	41,365	(15,227)	34,477	(51,423)
(Gain) loss on extinguishment of preferred stock	—	7,887	—	(2,748)
Write-off of premiums, loan costs and exit fees	971	787	1,698	4,166
(Gain) loss on extinguishment of debt	—	(10,604)	—	(10,604)
Other (income) expense, net	(84)	(245)	(185)	(474)
Transaction and conversion costs	914	413	1,573	2,296
Legal, advisory and settlement costs	12	1,849	37	4,496
Unrealized (gain) loss on derivatives	(6,074)	3,236	(9,285)	2,317
Dead deal costs	280	—	280	689
Uninsured remediation costs	—	—	—	374
Stock/unit-based compensation	2,038	3,105	4,049	5,049
Amortization of term loan exit fee	2,896	211	5,577	2,660
Amortization of loan costs	2,403	2,866	4,802	7,757
Advisory services incentive fee	(151)	6,472	—	6,472
Company's portion of adjustments to FFO of unconsolidated entities	(1)	2	11	12
Adjusted FFO available to common stockholders and OP unitholders	$44,569	$752	$43,034	$(28,961)
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$1.23	$0.04	$1.19	$(2.06)
Weighted average diluted shares	36,356	18,059	36,304	14,057

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
June 30, 2022
(dollars in thousands)
(unaudited)

Indebtedness	Current Maturity	Final Maturity (14)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt	Total Debt		Comparable TTM Hotel EBITDA (15)	Comparable TTM EBITDA Debt Yield
JPMorgan Chase La Posada - 1 hotel	November 2022	November 2023	LIBOR + 2.70%	$—	$25,000	$25,000	(1)	$5,172	20.7%
Morgan Stanley Pool - 17 hotels	November 2022	November 2024	LIBOR + 3.00%	—	415,000	415,000	(2)	33,136	8.0%
BAML Indigo Atlanta - 1 hotel	December 2022	December 2024	LIBOR + 2.25%	—	16,100	16,100	(3)	1,294	8.0%
Morgan Stanley Ann Arbor - 1 hotel	December 2022	December 2022	LIBOR + 4.40%	—	30,000	30,000	(4)	1,197	4.0%
Aareal Le Pavillon - 1 hotel	January 2023	January 2025	LIBOR + 3.40%	—	37,000	37,000	(5)	1,441	3.9%
JPMorgan Chase - 8 hotels	February 2023	February 2025	LIBOR + 3.07%	—	395,000	395,000	(6)	22,797	5.8%
BAML Princeton/Nashville - 2 hotels	March 2023	March 2026	LIBOR + 2.75%	—	240,000	240,000	(7)	32,010	13.3%
BAML Highland Pool - 19 hotels	April 2023	April 2025	LIBOR + 3.20%	—	907,030	907,030	(8)	67,479	7.4%
Aareal Hilton Alexandria - 1 hotel	June 2023	June 2023	LIBOR + 2.45%	—	73,450	73,450		2,951	4.0%
KEYS Pool A - 7 hotels	June 2023	June 2025	LIBOR + 3.65%	—	180,720	180,720	(9)	11,946	6.6%
KEYS Pool B - 7 hotels	June 2023	June 2025	LIBOR + 3.39%	—	174,400	174,400	(9)	4,792	2.7%
KEYS Pool C - 5 hotels	June 2023	June 2025	LIBOR + 3.73%	—	221,040	221,040	(9)	16,128	7.3%
KEYS Pool D - 5 hotels	June 2023	June 2025	LIBOR + 4.02%	—	262,640	262,640	(9)	22,765	8.7%
KEYS Pool E - 5 hotels	June 2023	June 2025	LIBOR + 2.73%	—	160,000	160,000	(9)	14,607	9.1%
KEYS Pool F - 5 hotels	June 2023	June 2025	LIBOR + 3.68%	—	215,120	215,120	(9)	11,752	5.5%
GACC Manchester RI - 1 hotel	January 2024	January 2024	5.49%	6,419	—	6,419		1,143	17.8%
GACC Jacksonville RI - 1 hotel	January 2024	January 2024	5.49%	9,368	—	9,368		1,428	15.2%
Oaktree Capital Term Loan	January 2024	January 2026	16.00%	200,000	—	200,000	(10)	N/A	N/A
Key Bank Manchester CY - 1 hotel	May 2024	May 2024	4.99%	5,941	—	5,941		945	15.9%
Southside Bank Ashton - 1 hotel	June 2024	June 2024	LIBOR + 2.00%	—	8,881	8,881		593	6.7%
Morgan Stanley Pool C2 - 2 hotels	August 2024	August 2024	4.85%	11,310	—	11,310		945	8.4%
Morgan Stanley Pool C3 - 3 hotels	August 2024	August 2024	4.90%	22,622	—	22,622		2,494	11.0%
Torchlight Marriott Gateway - 1 hotel	November 2024	November 2026	LIBOR + 4.65%	—	84,000	84,000	(11)	8,141	9.7%
BAML Pool 3 - 3 hotels	February 2025	February 2025	4.45%	50,098	—	50,098	(12)	6,994	14.0%
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	March 2025	4.66%	23,606	—	23,606		2,347	9.9%
Aareal Boston Back Bay - 1 hotel	August 2025	August 2026	LIBOR + 3.80%	—	98,000	98,000	(13)	9,906	10.1%
Total				$329,364	$3,543,381	$3,872,745		$284,403	7.3%
Percentage				8.5%	91.5%	100.0%
Weighted average interest rate (12)				11.58%	5.09%	5.64%
All indebtedness is non-recourse with the exception of the term loan.
(1)    This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in November 2021.This mortgage loan has a LIBOR floor of 1.25%.
(2)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in November 2021.
(3)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 0.25%.
(4)    This mortgage loan has a LIBOR floor of 0.25%.
(5)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.
(6)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in February 2022.
(7)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in March 2022.
(8)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in April 2022.
(9)    This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in June 2022.
(10)    This term loan has two one-year extension options, subject to satisfaction of certain conditions.
(11)    This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 0.10%.
(12)    As of June 30, 2022, this mortgage loan was in default under the terms and conditions of the mortgage loan agreement. Default interest of 4.00% was accrued in addition to the stated interest rate, in accordance with the terms of the mortgage loan agreement, and is reflected in the Company’s consolidated balance sheet and statement of operations. On July 1, 2022, this mortgage loan was brought current and was no longer in default.
(13)    This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions.
(14)    The final maturity date assumes all available extension options will be exercised.
(15)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
June 30, 2022
(dollars in thousands)
(unaudited)

	2022	2023	2024	2025	2026	Thereafter	Total
Morgan Stanley Ann Arbor - 1 hotel	$30,000	$—	$—	$—	$—	$—	$30,000
Aareal Hilton Alexandria - 1 hotel	—	73,450	—	—	—	—	73,450
JPMorgan Chase La Posada - 1 hotel	—	25,000	—	—	—	—	25,000
GACC Jacksonville RI - 1 hotel	—	—	9,036	—	—	—	9,036
GACC Manchester RI - 1 hotel	—	—	6,191	—	—	—	6,191
Key Bank Manchester CY - 1 hotel	—	—	5,680	—	—	—	5,680
Southside Bank Ashton - 1 hotel	—	—	8,881	—	—	—	8,881
Morgan Stanley Pool C2 - 2 hotels	—	—	10,755	—	—	—	10,755
Morgan Stanley Pool C3 - 3 hotels	—	—	21,522	—	—	—	21,522
Morgan Stanley Pool - 17 hotels	—	—	415,000	—	—	—	415,000
BAML Indigo Atlanta - 1 hotel	—	—	15,781	—	—	—	15,781
Aareal Le Pavillon - 1 hotel	—	—	—	36,200	—	—	36,200
JPMorgan Chase - 8 hotels	—	—	—	395,000	—	—	395,000
BAML Pool 3 - 3 hotels	—	—	—	46,420	—	—	46,420
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	—	—	—	22,030	—	—	22,030
BAML Highland Pool - 19 hotels	—	—	—	906,810	—	—	906,810
KEYS Pool A - 7 hotels	—	—	—	180,720	—	—	180,720
KEYS Pool B - 7 hotels	—	—	—	174,400	—	—	174,400
KEYS Pool C - 5 hotels	—	—	—	221,040	—	—	221,040
KEYS Pool D - 5 hotels	—	—	—	262,640	—	—	262,640
KEYS Pool E - 5 hotels	—	—	—	160,000	—	—	160,000
KEYS Pool F - 5 hotels	—	—	—	215,120	—	—	215,120
Oaktree Capital Term Loan	—	—	—	—	200,000	—	200,000
BAML Princeton/Nashville - 2 hotels	—	—	—	—	240,000	—	240,000
Aareal Boston Back Bay - 1 hotel	—	—	—	—	96,000	—	96,000
Torchlight Marriott Gateway - 1 hotel	—	—	—	—	84,000	—	84,000
Principal due in future periods	30,000	98,450	492,846	2,620,380	620,000	—	3,861,676
Scheduled amortization payments remaining	2,274	3,288	3,206	801	1,500	—	11,069
Total indebtedness	$32,274	$101,738	$496,052	$2,621,181	$621,500	$—	$3,872,745

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$274,286	$—	$274,286	$158,954	$(310)	$158,644	72.56%	72.89%
RevPAR	$135.08	$—	$135.08	$78.01	$43.30	$78.13	73.17%	72.89%
Occupancy	73.31%	—%	73.31%	56.91%	58.29%	56.90%	28.82%	28.83%
ADR	$184.26	$—	$184.26	$137.08	$74.29	$137.31	34.42%	34.20%

ALL HOTELS:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$468,463	$—	$468,463	$255,439	$(1,089)	$254,350	83.40%	84.18%
RevPAR	$115.99	$—	$115.99	$62.77	$34.74	$62.98	84.80%	84.17%
Occupancy	65.82%	—%	65.82%	49.55%	51.81%	49.53%	32.84%	32.89%
ADR	$176.22	$—	$176.22	$126.67	$67.05	$127.16	39.11%	38.58%

NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$271,566	$—	$271,566	$157,524	$(310)	$157,214	72.40%	72.74%
RevPAR	$135.92	$—	$135.92	$78.56	$43.30	$78.69	73.02%	72.74%
Occupancy	73.58%	—%	73.58%	57.11%	58.29%	57.11%	28.84%	28.83%
ADR	$184.74	$—	$184.74	$137.55	$74.29	$137.78	34.30%	34.08%

ALL HOTELS NOT UNDER RENOVATION:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$464,044	$—	$464,044	$253,291	$(1,089)	$252,202	83.21%	84.00%
RevPAR	$116.77	$—	$116.77	$63.24	$34.74	$63.47	84.64%	83.98%
Occupancy	66.10%	—%	66.10%	49.81%	51.81%	49.80%	32.70%	32.74%
ADR	$176.64	$—	$176.64	$126.96	$67.05	$127.45	39.14%	38.60%

NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at June 30, 2022, and not under renovation during the three months ended June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    Excluded hotels under renovation:
Marriott Fremont Silicon Valley

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2022	2021	% Variance	2022	2021	% Variance
Total hotel revenue	$345,651	$191,472	80.52%	$590,640	$306,093	92.96%
Non-comparable adjustments	—	(345)		—	(1,160)
Comparable total hotel revenue	$345,651	$191,127	80.85%	$590,640	$304,933	93.70%

Hotel EBITDA	$111,375	$45,649	143.98%	$166,937	$51,468	224.35%
Non-comparable adjustments	—	(22)		—	249
Comparable hotel EBITDA	$111,375	$45,627	144.10%	$166,937	$51,717	222.79%
Hotel EBITDA margin	32.22%	23.84%	8.38%	28.26%	16.81%	11.45%
Comparable hotel EBITDA margin	32.22%	23.87%	8.35%	28.26%	16.96%	11.30%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$—	$58	(100.00)%	$—	$57	(100.00)%
Hotel EBITDA attributable to the Company and OP unitholders	$111,375	$45,591	144.29%	$166,937	$51,411	224.71%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$111,375	$45,569	144.41%	$166,937	$51,660	223.15%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2022	2021	% Variance	2022	2021	% Variance
Total hotel revenue	$342,237	$189,866	80.25%	$584,934	$303,199	92.92%
Non-comparable adjustments	—	(345)		—	(1,160)
Comparable total hotel revenue	$342,237	$189,521	80.58%	$584,934	$302,039	93.66%

Hotel EBITDA	$110,811	$45,622	142.89%	$166,339	$51,330	224.06%
Non-comparable adjustments	—	(22)		—	249
Comparable hotel EBITDA	$110,811	$45,600	143.01%	$166,339	$51,579	222.49%
Hotel EBITDA margin	32.38%	24.03%	8.35%	28.44%	16.93%	11.51%
Comparable hotel EBITDA margin	32.38%	24.06%	8.32%	28.44%	17.08%	11.36%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$—	$58	(100.00)%	$—	$57	(100.00)%
Hotel EBITDA attributable to the Company and OP unitholders	$110,811	$45,564	143.20%	$166,339	$51,273	224.42%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$110,811	$45,542	143.32%	$166,339	$51,522	222.85%
NOTES:
(1)    The above comparable information assumes the 99 hotel properties owned and included in the Company’s operations at June 30, 2022, and not under renovation during the three months ended June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(4)    Excluded hotels under renovation:
Marriott Fremont Silicon Valley

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022	2022	2022	2022	2021	2021	2021	2021	2021	2021
	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter
Total hotel revenue	$345,651	$—	$345,651	$244,989	$—	$244,989	$246,649	$—	$246,649	$245,578	$—	$245,578
Hotel EBITDA	$111,375	$—	$111,375	$55,562	$—	$55,562	$55,471	$(49)	$55,422	$62,034	$10	$62,044
Hotel EBITDA margin	32.22%		32.22%	22.68%		22.68%	22.49%		22.47%	25.26%		25.26%

EBITDA % of total TTM	39.2%		39.2%	19.5%		19.5%	19.5%		19.5%	21.8%		21.8%

JV interests in EBITDA	$—	$—	$—	$—	$—	$—	$82	$—	$82	$87	$—	$87

	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022
	TTM	TTM	TTM
Total hotel revenue	$1,082,867	$	$1,082,867
Hotel EBITDA	$284,442	$(39)	$284,403
Hotel EBITDA margin	26.27%		26.26%

EBITDA % of total TTM	100.0%		100.0%

JV interests in EBITDA	$169	$—	$169
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2022	2022	2022	2021	2021	2021	% Variance	% Variance
Atlanta, GA Area	9	1,426	$135.32	$—	$135.32	$82.94	$—	$82.94	63.2%	63.2%
Boston, MA Area	2	705	249.00	—	249.00	67.00	—	67.00	271.6%	271.6%
Dallas / Ft. Worth, TX Area	7	1,526	106.29	—	106.29	68.44	—	68.44	55.3%	55.3%
Houston, TX Area	3	692	98.71	—	98.71	83.34	—	83.34	18.4%	18.4%
Los Angeles, CA Metro Area	6	1,619	141.15	—	141.15	86.00	—	86.00	64.1%	64.1%
Miami, FL Metro Area	2	414	173.36	—	173.36	140.58	—	140.58	23.3%	23.3%
Minneapolis - St. Paul, MN Area	2	520	66.13	—	66.13	39.51	—	39.51	67.4%	67.4%
Nashville, TN Area	1	673	252.13	—	252.13	112.23	—	112.23	124.7%	124.7%
New York / New Jersey Metro Area	6	1,743	96.14	—	96.14	46.29	—	46.29	107.7%	107.7%
Orlando, FL Area	2	524	120.76	—	120.76	93.56	—	93.56	29.1%	29.1%
Philadelphia, PA Area	3	648	109.22	—	109.22	68.07	—	68.07	60.5%	60.5%
San Diego, CA Area	2	410	149.97	—	149.97	78.15	—	78.15	91.9%	91.9%
San Francisco - Oakland, CA Metro Area	7	1,547	120.66	—	120.66	71.04	—	71.04	69.8%	69.8%
Tampa, FL Area	2	571	126.77	—	126.77	110.53	—	110.53	14.7%	14.7%
Washington D.C. - MD - VA Area	9	2,426	159.06	—	159.06	47.13	—	47.13	237.5%	237.5%
Other Areas	37	6,869	131.42	—	131.42	91.02	(43.30)	91.57	44.4%	43.5%
Total Portfolio	100	22,313	$135.08	$—	$135.08	$78.01	$(43.30)	$78.13	73.2%	72.9%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2022	2022	2022		2021	2021	2021		% Variance	% Variance
Atlanta, GA Area	9	1,426	$5,705	$—	$5,705	5.1%	$2,841	$—	$2,841	6.2%	100.8%	100.8%
Boston, MA Area	2	705	7,940	—	7,940	7.1%	(388)	—	(388)	(0.9)%	2,146.4%	2,146.4%
Dallas / Ft. Worth, TX Area	7	1,526	6,410	—	6,410	5.8%	3,266	—	3,266	7.2%	96.3%	96.3%
Houston, TX Area	3	692	1,935	—	1,935	1.7%	1,717	—	1,717	3.8%	12.7%	12.7%
Los Angeles, CA Metro Area	6	1,619	8,087	—	8,087	7.3%	4,107	—	4,107	9.0%	96.9%	96.9%
Miami, FL Metro Area	2	414	2,759	—	2,759	2.5%	1,860	—	1,860	4.1%	48.3%	48.3%
Minneapolis - St. Paul, MN Area	2	520	257	—	257	0.2%	(93)	—	(93)	(0.2)%	376.3%	376.3%
Nashville, TN Area	1	673	9,731	—	9,731	8.7%	3,177	—	3,177	7.0%	206.3%	206.3%
New York / New Jersey Metro Area	6	1,743	4,748	—	4,748	4.3%	600	(3)	597	1.3%	691.3%	695.3%
Orlando, FL Area	2	524	2,010	—	2,010	1.8%	1,350	(1)	1,349	3.0%	48.9%	49.0%
Philadelphia, PA Area	3	648	1,807	—	1,807	1.6%	1,042	—	1,042	2.3%	73.4%	73.4%
San Diego, CA Area	2	410	2,204	—	2,204	2.0%	1,064	—	1,064	2.3%	107.1%	107.1%
San Francisco - Oakland, CA Metro Area	7	1,547	5,314	—	5,314	4.8%	1,737	—	1,737	3.8%	205.9%	205.9%
Tampa, FL Area	2	571	2,520	—	2,520	2.3%	1,965	—	1,965	4.3%	28.2%	28.2%
Washington D.C. - MD - VA Area	9	2,426	16,326	—	16,326	14.7%	644	—	644	1.4%	2,435.1%	2,435.1%
Other Areas	37	6,869	33,622	—	33,622	30.1%	20,760	(18)	20,742	45.4%	62.0%	62.1%
Total Portfolio	100	22,313	$111,375	$—	$111,375	100.0%	$45,649	$(22)	$45,627	100.0%	144.0%	144.1%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Six Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2022	2022	2022	2021	2021	2021	% Variance	% Variance
Atlanta, GA Area	9	1,426	$120.90	$—	$120.90	$71.92	$—	$71.92	68.1%	68.1%
Boston, MA Area	2	705	171.92	—	171.92	46.53	—	46.53	269.5%	269.5%
Dallas / Ft. Worth, TX Area	7	1,526	98.76	—	98.76	56.76	—	56.76	74.0%	74.0%
Houston, TX Area	3	692	94.07	—	94.07	67.41	—	67.41	39.5%	39.5%
Los Angeles, CA Metro Area	6	1,619	131.38	—	131.38	72.49	—	72.49	81.2%	81.2%
Miami, FL Metro Area	2	414	186.90	—	186.90	116.91	—	116.91	59.9%	59.9%
Minneapolis - St. Paul, MN Area	2	520	52.50	—	52.50	27.87	(6.17)	28.13	88.4%	86.6%
Nashville, TN Area	1	673	216.20	—	216.20	73.37	—	73.37	194.7%	194.7%
New York / New Jersey Metro Area	6	1,743	73.91	—	73.91	31.38	—	31.38	135.5%	135.5%
Orlando, FL Area	2	524	122.05	—	122.05	75.14	—	75.14	62.4%	62.4%
Philadelphia, PA Area	3	648	87.60	—	87.60	52.35	—	52.35	67.3%	67.3%
San Diego, CA Area	2	410	124.74	—	124.74	63.46	—	63.46	96.6%	96.6%
San Francisco - Oakland, CA Metro Area	7	1,547	97.65	—	97.65	59.11	—	59.11	65.2%	65.2%
Tampa, FL Area	2	571	137.50	—	137.50	102.32	—	102.32	34.4%	34.4%
Washington D.C. - MD - VA Area	9	2,426	118.04	—	118.04	43.68	—	43.68	170.2%	170.2%
Other Areas	37	6,869	116.35	—	116.35	71.50	(35.82)	72.37	62.7%	60.8%
Total Portfolio	100	22,313	$115.99	$—	$115.99	$62.77	$(34.74)	$62.98	84.8%	84.2%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Six Months Ended June 30,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2022	2022	2022		2021	2021	2021		% Variance	% Variance
Atlanta, GA Area	9	1,426	$9,583	$—	$9,583	5.7%	$3,616	$—	$3,616	7.0%	165.0%	165.0%
Boston, MA Area	2	705	8,129	—	8,129	4.9%	(2,351)	—	(2,351)	(4.5)%	445.8%	445.8%
Dallas / Ft. Worth, TX Area	7	1,526	11,562	—	11,562	6.9%	3,978	—	3,978	7.7%	190.6%	190.6%
Houston, TX Area	3	692	3,660	—	3,660	2.2%	2,075	—	2,075	4.0%	76.4%	76.4%
Los Angeles, CA Metro Area	6	1,619	13,803	—	13,803	8.3%	5,554	—	5,554	10.7%	148.5%	148.5%
Miami, FL Metro Area	2	414	6,562	—	6,562	3.9%	2,640	—	2,640	5.1%	148.6%	148.6%
Minneapolis - St. Paul, MN Area	2	520	(333)	—	(333)	(0.2)%	(1,139)	187	(952)	(1.8)%	70.8%	65.0%
Nashville, TN Area	1	673	15,890	—	15,890	9.5%	2,702	—	2,702	5.2%	488.1%	488.1%
New York / New Jersey Metro Area	6	1,743	4,171	—	4,171	2.5%	(2,184)	(3)	(2,187)	(4.2)%	291.0%	290.7%
Orlando, FL Area	2	524	4,248	—	4,248	2.5%	1,904	(1)	1,903	3.7%	123.1%	123.2%
Philadelphia, PA Area	3	648	2,005	—	2,005	1.2%	861	—	861	1.7%	132.9%	132.9%
San Diego, CA Area	2	410	3,356	—	3,356	2.0%	1,417	—	1,417	2.7%	136.8%	136.8%
San Francisco - Oakland, CA Metro Area	7	1,547	6,101	—	6,101	3.7%	2,347	—	2,347	4.5%	159.9%	159.9%
Tampa, FL Area	2	571	5,936	—	5,936	3.6%	3,811	—	3,811	7.4%	55.8%	55.8%
Washington D.C. - MD - VA Area	9	2,426	19,260	—	19,260	11.5%	541	—	541	1.0%	3,460.1%	3,460.1%
Other Areas	37	6,869	53,004	—	53,004	31.8%	25,696	66	25,762	49.8%	106.3%	105.7%
Total Portfolio	100	22,313	$166,937	$—	$166,937	100.0%	$51,468	$249	$51,717	100.0%	224.4%	222.8%
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
June 30, 2022
(in thousands, except share price)
(unaudited)

June 30, 2022
Common stock shares outstanding	34,487
Partnership units outstanding	1,673
Combined common stock shares and partnership units outstanding	36,160
Common stock price	$5.98
Market capitalization	$216,237
Series D cumulative preferred stock	$29,361
Series F cumulative preferred stock	$31,276
Series G cumulative preferred stock	$38,300
Series H cumulative preferred stock	$32,710
Series I cumulative preferred stock	$31,323
Indebtedness	$3,872,745
Net working capital (see below)	$(615,485)
Total enterprise value (TEV)	$3,636,467

Cash and cash equivalents	$538,406
Restricted cash	$126,555
Accounts receivable, net	$57,206
Prepaid expenses	$11,421
Due from third-party hotel managers, net	$23,187
Due from affiliates, net	$5,097
Total current assets	$761,872

Accounts payable, net & accrued expenses	$143,283
Dividends and distributions payable	$3,104
Total current liabilities	$146,387

Net working capital	$615,485

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2022
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Estimated	Estimated
Embassy Suites Crystal City	267				x
Embassy Suites Santa Clara Silicon Valley	258				x
Hampton Inn Evansville	140				x
Hyatt Regency Coral Gables	253			x	x
Marriott Fremont Silicon Valley	357	x	x
Residence Inn Phoenix Airport	200			x	x
Ritz-Carlton Atlanta	444				x
SpringHill Suites Buford Mall of Georgia	97				x
Total		1	1	2	7
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2022 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2022	2022	2021	2021	June 30, 2022
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Net income (loss)	$55,848	$(213)	$(1,105)	$3,861	$58,391
Non-property adjustments	2	11	(47)	(890)	(924)
Interest income	(48)	(7)	(6)	(6)	(67)
Interest expense	2,643	2,272	2,252	1,824	8,991
Amortization of loan costs	443	439	435	341	1,658
Depreciation and amortization	50,723	51,941	52,377	52,877	207,918
Income tax expense (benefit)	84	15	11	99	209
Non-hotel EBITDA ownership expense	1,680	1,104	1,554	3,928	8,266
Hotel EBITDA including amounts attributable to noncontrolling interest	111,375	55,562	55,471	62,034	284,442
Non-comparable adjustments	—	—	(49)	10	(39)
Comparable hotel EBITDA	$111,375	$55,562	$55,422	$62,044	$284,403
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2022
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$56,356	$(508)	$55,848	$459	$(62,553)	$(6,246)
Non-property adjustments	2	—	2	(151)	149	—
Interest income	(48)	—	(48)	(1)	49	—
Interest expense	2,643	—	2,643	—	43,347	45,990
Amortization of loan cost	443	—	443	—	1,960	2,403
Depreciation and amortization	49,668	1,055	50,723	124	49	50,896
Income tax expense (benefit)	84	—	84	—	5,479	5,563
Non-hotel EBITDA ownership expense	1,663	17	1,680	17	(1,697)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	110,811	564	111,375	448	(13,217)	98,606
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	—	—	—	—	—	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	151	151
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(151)	(151)
Hotel EBITDA attributable to the Company and OP unitholders	$110,811	$564	$111,375	$448	$(13,217)	$98,606
Non-comparable adjustments	—	—	—
Comparable hotel EBITDA	$110,811	$564	$111,375
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Marriott Fremont Silicon Valley

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2022
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(213)	$267	$(55,856)	$(55,802)
Non-property adjustments	11	(122)	111	—
Interest income	(7)	—	7	—
Interest expense	2,272	—	38,888	41,160
Amortization of loan cost	439	—	1,960	2,399
Depreciation and amortization	51,941	131	48	52,120
Income tax expense (benefit)	15	—	105	120
Non-hotel EBITDA ownership expense	1,104	20	(1,124)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	55,562	296	(15,861)	39,997
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	—	—	—	—
Equity in (earnings) loss of unconsolidated entities	—	—	153	153
Company's portion of EBITDA of unconsolidated entities	—	—	(153)	(153)
Hotel EBITDA attributable to the Company and OP unitholders	$55,562	$296	$(15,861)	$39,997
Non-comparable adjustments	—
Comparable hotel EBITDA	$55,562
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2021
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(1,105)	$207	$(55,450)	$(56,348)
Non-property adjustments	(47)	(140)	187	—
Interest income	(6)	—	6	—
Interest expense	2,252	—	39,223	41,475
Amortization of loan cost	435	—	2,206	2,641
Depreciation and amortization	52,377	135	48	52,560
Income tax expense (benefit)	11	—	3,021	3,032
Non-hotel EBITDA ownership expense	1,554	19	(1,573)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	55,471	221	(12,332)	43,360
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(83)	—	83	—
Equity in (earnings) loss of unconsolidated entities	—	—	135	135
Company's portion of EBITDA of unconsolidated entities	—	—	(135)	(135)
Hotel EBITDA attributable to the Company and OP unitholders	$55,388	$221	$(12,249)	$43,360
Non-comparable adjustments	(49)
Comparable hotel EBITDA	$55,422
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2021
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$3,861	$(173)	$(47,736)	$(44,048)
Non-property adjustments	(890)	(81)	971	—
Interest income	(6)	—	6	—
Interest expense	1,824	—	38,973	40,797
Amortization of loan cost	341	—	1,865	2,206
Depreciation and amortization	52,877	144	48	53,069
Income tax expense (benefit)	99	—	2,516	2,615
Non-hotel EBITDA ownership expense	3,928	12	(3,940)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	62,034	(98)	(7,297)	54,639
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(87)	—	87	—
Equity in (earnings) loss of unconsolidated entities	—	—	145	145
Company's portion of EBITDA of unconsolidated entities	—	—	(144)	(144)
Hotel EBITDA attributable to the Company and OP unitholders	$61,947	$(98)	$(7,209)	$54,640
Non-comparable adjustments	10
Comparable hotel EBITDA	$62,044
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2021
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(3,454)	$(807)	$(4,261)	$(44)	$(60,956)	$(65,261)
Non-property adjustments	(10,965)	—	(10,965)	—	10,965	—
Interest income	(6)	—	(6)	—	6	—
Interest expense	1,535	—	1,535	—	31,331	32,866
Amortization of loan cost	275	—	275	—	2,595	2,870
Depreciation and amortization	54,631	766	55,397	149	49	55,595
Income tax expense (benefit)	59	—	59	—	513	572
Non-hotel EBITDA ownership expense	3,547	68	3,615	143	(3,758)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	45,622	27	45,649	248	(19,255)	26,642
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(58)	—	(58)	—	58	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	141	141
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(140)	(140)
Hotel EBITDA attributable to the Company and OP unitholders	$45,564	$27	$45,591	$248	$(19,196)	$26,643
Non-comparable adjustments	(22)	—	(22)
Comparable hotel EBITDA	$45,600	$27	$45,627
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Marriott Fremont Silicon Valley

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2022
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$57,139	$(1,504)	$55,635	$726	$(118,409)	$(62,048)
Non-property adjustments	13	—	13	(273)	260	—
Interest income	(55)	—	(55)	(1)	56	—
Interest expense	4,915	—	4,915	—	82,235	87,150
Amortization of loan cost	882	—	882	—	3,920	4,802
Depreciation and amortization	100,593	2,071	102,664	255	97	103,016
Income tax expense (benefit)	99	—	99	—	5,584	5,683
Non-hotel EBITDA ownership expense	2,753	31	2,784	37	(2,821)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	166,339	598	166,937	744	(29,078)	138,603
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	—	—	—	—	—	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	304	304
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(304)	(304)
Hotel EBITDA attributable to the Company and OP unitholders	$166,339	$598	$166,937	$744	$(29,078)	$138,603
Non-comparable adjustments	—	—	—
Comparable hotel EBITDA	$166,339	$598	$166,937
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Marriott Fremont Silicon Valley

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2021
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(55,289)	$(1,325)	$(56,614)	$(249)	$(113,788)	$(170,651)
Non-property adjustments	(10,896)	—	(10,896)	—	10,896	—
Interest income	(12)	—	(12)	—	12	—
Interest expense	2,902	—	2,902	—	58,334	61,236
Amortization of loan cost	547	—	547	—	7,217	7,764
Depreciation and amortization	111,302	1,521	112,823	301	98	113,222
Income tax expense (benefit)	59	—	59	—	242	301
Non-hotel EBITDA ownership expense	2,717	(58)	2,659	156	(2,815)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	51,330	138	51,468	208	(39,804)	11,872
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(57)	—	(57)	—	57	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	278	278
Company's portion of EBITDA of unconsolidated entities	—	—	—	—	(275)	(275)
Hotel EBITDA attributable to the Company and OP unitholders	$51,273	$138	$51,411	$208	$(39,744)	$11,875
Non-comparable adjustments	249	—	249
Comparable hotel EBITDA	$51,579	$138	$51,717
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)    Excluded hotels under renovation:
Marriott Fremont Silicon Valley

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2022
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$2,042	$4,522	$2,328	$677	$4,780	$1,198	$(601)	$6,686	$367
Non-property adjustments	—	—	—	—	—	—	—	—	—
Interest income	—	(10)	(1)	—	(6)	—	—	—	(9)
Interest expense	123	1,132	—	—	—	—	—	—	—
Amortization of loan costs	8	133	—	—	—	—	—	—	—
Depreciation and amortization	3,726	2,164	3,944	1,175	3,018	1,519	827	2,559	4,020
Income tax expense (benefit)	—	—	—	—	—	—	—	17	—
Non-hotel EBITDA ownership expense	(194)	(1)	139	83	295	42	31	469	370
Hotel EBITDA including amounts attributable to noncontrolling interest	5,705	7,940	6,410	1,935	8,087	2,759	257	9,731	4,748
Non-comparable adjustments	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$5,705	$7,940	$6,410	$1,935	$8,087	$2,759	$257	$9,731	$4,748

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$659	$1,000	$1,560	$1,309	$1,277	$9,341	$18,703	$55,848
Non-property adjustments	—	—	—	—	—	—	2	2
Interest income	(2)	—	(1)	(4)	—	(8)	(7)	(48)
Interest expense	—	—	—	226	—	563	599	2,643
Amortization of loan costs	—	—	—	38	—	66	198	443
Depreciation and amortization	1,341	1,156	629	3,650	1,185	6,283	13,527	50,723
Income tax expense (benefit)	—	—	—	—	—	—	67	84
Non-hotel EBITDA ownership expense	12	(349)	16	95	58	81	533	1,680
Hotel EBITDA including amounts attributable to noncontrolling interest	2,010	1,807	2,204	5,314	2,520	16,326	33,622	111,375
Non-comparable adjustments	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,010	$1,807	$2,204	$5,314	$2,520	$16,326	$33,622	$111,375
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2021
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$(1,194)	$(2,888)	$(1,296)	$297	$430	$57	$(770)	$789	$(4,866)
Non-property adjustments	—	—	—	—	—	—	(34)	—	(327)
Interest income	—	—	(1)	—	(1)	—	—	—	(1)
Interest expense	199	215	—	—	—	—	—	—	—
Amortization of loan costs	8	70	—	—	—	—	—	—	—
Depreciation and amortization	3,841	2,462	4,214	1,278	3,596	1,673	860	2,504	4,248
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(13)	(247)	349	142	82	130	(149)	(116)	1,546
Hotel EBITDA including amounts attributable to noncontrolling interest	2,841	(388)	3,266	1,717	4,107	1,860	(93)	3,177	600
Non-comparable adjustments	—	—	—	—	—	—	—	—	(3)
Comparable hotel EBITDA	$2,841	$(388)	$3,266	$1,717	$4,107	$1,860	$(93)	$3,177	$597

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(254)	$(221)	$222	$(1,891)	$811	$(7,948)	$14,461	$(4,261)
Non-property adjustments	—	—	—	—	—	—	(10,604)	(10,965)
Interest income	—	—	(1)	—	—	(1)	(1)	(6)
Interest expense	—	—	—	224	—	439	458	1,535
Amortization of loan costs	—	—	—	37	—	63	97	275
Depreciation and amortization	1,554	1,291	677	3,526	1,400	7,260	15,013	55,397
Income tax expense (benefit)	—	—	—	—	—	—	59	59
Non-hotel EBITDA ownership expense	50	(28)	166	(159)	(246)	831	1,277	3,615
Hotel EBITDA including amounts attributable to noncontrolling interest	1,350	1,042	1,064	1,737	1,965	644	20,760	45,649
Non-comparable adjustments	(1)	—	—	—	—	—	(18)	(22)
Comparable hotel EBITDA	$1,349	$1,042	$1,064	$1,737	$1,965	$644	$20,742	$45,627
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2022
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$1,925	$1,327	$3,445	$897	$7,258	$3,452	$(2,053)	$10,389	$(4,500)
Non-property adjustments	—	—	—	—	—	—	—	—	—
Interest income	(1)	(10)	(1)	—	(7)	—	—	—	(10)
Interest expense	223	2,099	—	—	—	—	—	—	—
Amortization of loan costs	16	264	—	—	—	—	—	—	—
Depreciation and amortization	7,518	4,433	7,934	2,358	6,255	3,040	1,672	5,018	8,156
Income tax expense (benefit)	—	—	—	—	—	—	—	22	—
Non-hotel EBITDA ownership expense	(98)	16	184	405	297	70	48	461	525
Hotel EBITDA including amounts attributable to noncontrolling interest	9,583	8,129	11,562	3,660	13,803	6,562	(333)	15,890	4,171
Non-comparable adjustments	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$9,583	$8,129	$11,562	$3,660	$13,803	$6,562	$(333)	$15,890	$4,171

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,534	$(52)	$2,031	$(2,017)	$3,442	$5,369	$23,188	$55,635
Non-property adjustments	—	—	—	—	—	—	13	13
Interest income	(2)	(1)	(1)	(4)	—	(8)	(10)	(55)
Interest expense	—	—	—	450	—	1,007	1,136	4,915
Amortization of loan costs	—	—	—	75	—	131	396	882
Depreciation and amortization	2,703	2,393	1,268	7,355	2,417	12,726	27,418	102,664
Income tax expense (benefit)	—	—	—	—	—	—	77	99
Non-hotel EBITDA ownership expense	13	(335)	58	242	77	35	786	2,784
Hotel EBITDA including amounts attributable to noncontrolling interest	4,248	2,005	3,356	6,101	5,936	19,260	53,004	166,937
Non-comparable adjustments	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$4,248	$2,005	$3,356	$6,101	$5,936	$19,260	$53,004	$166,937
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2021
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$(4,211)	$(7,519)	$(5,018)	$(686)	$(1,724)	$(955)	$(2,851)	$(1,936)	$(12,060)
Non-property adjustments	—	—	—	—	—	—	90	—	(327)
Interest income	(1)	—	(1)	—	(2)	—	—	—	(1)
Interest expense	202	433	—	—	—	—	—	—	—
Amortization of loan costs	15	139	—	—	—	—	—	—	—
Depreciation and amortization	7,711	5,044	8,510	2,625	7,294	3,411	1,775	5,055	8,887
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(100)	(448)	487	136	(14)	184	(153)	(417)	1,317
Hotel EBITDA including amounts attributable to noncontrolling interest	3,616	(2,351)	3,978	2,075	5,554	2,640	(1,139)	2,702	(2,184)
Non-comparable adjustments	—	—	—	—	—	—	187	—	(3)
Comparable hotel EBITDA	$3,616	$(2,351)	$3,978	$2,075	$5,554	$2,640	$(952)	$2,702	$(2,187)

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$(1,334)	$(1,731)	$(130)	$(5,351)	$1,304	$(15,434)	$3,022	$(56,614)
Non-property adjustments	—	—	—	—	(55)	—	(10,604)	(10,896)
Interest income	—	(1)	(1)	—	—	(1)	(4)	(12)
Interest expense	—	—	—	466	—	882	919	2,902
Amortization of loan costs	—	—	—	73	—	124	196	547
Depreciation and amortization	3,160	2,615	1,383	7,125	2,837	14,718	30,673	112,823
Income tax expense (benefit)	—	—	—	—	—	—	59	59
Non-hotel EBITDA ownership expense	78	(22)	165	34	(275)	252	1,435	2,659
Hotel EBITDA including amounts attributable to noncontrolling interest	1,904	861	1,417	2,347	3,811	541	25,696	51,468
Non-comparable adjustments	(1)	—	—	—	—	—	66	249
Comparable hotel EBITDA	$1,903	$861	$1,417	$2,347	$3,811	$541	$25,762	$51,717
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended June 30, 2022
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$5,970	$(1,333)	$2,398	$13,683	$569	$(4,314)	$8,599	$12,325	$3,825	$1,682	$963
Non-property adjustments	—	(2)	—	—	(9)	—	(11)	—	(1)	—	—
Interest income	(8)	(4)	—	—	(5)	—	(8)	(8)	(16)	(4)	—
Interest expense	—	—	—	—	—	—	—	—	4	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	5,878	5,973	13,299	8,737	13,118	15,612	55,970	19,915	18,368	5,285	1,476
Income tax expense (benefit)	(3)	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	109	158	431	345	934	454	2,929	904	617	31	55
Hotel EBITDA including amounts attributable to noncontrolling interest	11,946	4,792	16,128	22,765	14,607	11,752	67,479	33,136	22,797	6,994	2,494
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$11,946	$4,792	$16,128	$22,765	$14,607	$11,752	$67,479	$33,136	$22,797	$6,994	$2,494

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	Aareal Le Pavillon - 1 hotel
Net income (loss)	$(61)	$18,218	$(2,272)	$(1,226)	$191	$(723)	$1,522	$(133)	$(533)	$2,402	$(3,927)
Non-property adjustments	(51)	—	—	—	—	—	(1,033)	—	—	—	—
Interest income	—	—	(4)	—	—	—	(10)	—	—	—	—
Interest expense	—	—	1,932	—	—	430	3,579	—	—	863	1,227
Amortization of loan costs	—	—	257	—	—	32	528	—	—	282	410
Depreciation and amortization	1,236	12,856	2,967	2,384	383	1,517	5,236	8,244	1,946	1,563	3,636
Income tax expense (benefit)	—	27	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(179)	909	71	39	19	38	84	30	15	62	95
Hotel EBITDA including amounts attributable to noncontrolling interest	945	32,010	2,951	1,197	593	1,294	9,906	8,141	1,428	5,172	1,441
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$945	$32,010	$2,951	$1,197	$593	$1,294	$9,906	$8,141	$1,428	$5,172	$1,441

	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	BAML Pool 5 - 2 hotels	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$533	$490	$(372)	$37	$(3)	$(109)	$(2)	$(8)	$58,391
Non-property adjustments	—	—	28	4	—	109	2	40	(924)
Interest income	—	—	—	—	—	—	—	—	(67)
Interest expense	—	—	956	—	—	—	—	—	8,991
Amortization of loan costs	—	—	149	—	—	—	—	—	1,658
Depreciation and amortization	378	499	1,442	—	—	—	—	—	207,918
Income tax expense (benefit)	36	149	—	—	—	—	—	—	209
Non-hotel EBITDA ownership expense	(2)	5	144	(43)	—	—	—	12	8,266
Hotel EBITDA including amounts attributable to noncontrolling interest	945	1,143	2,347	(2)	(3)	—	—	44	284,442
Non-comparable adjustments	—	—	—	2	3	—	—	(44)	(39)
Comparable hotel EBITDA	$945	$1,143	$2,347	$—	$—	$—	$—	$—	$284,403
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2022
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$1,540	$874	$2,147	$5,938	$2,263	$1,187	$14,521	$7,277	$4,884	$678	$511
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(2)	(1)	—	—	(5)	—	(8)	(2)	(15)	(1)	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,463	1,465	3,302	2,013	3,325	3,687	13,509	4,852	4,460	1,282	377
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	49	80	53	174	71	246	59	235	309	2	9
Hotel EBITDA including amounts attributable to noncontrolling interest	3,050	2,418	5,502	8,125	5,654	5,120	28,081	12,362	9,639	1,961	897
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,050	$2,418	$5,502	$8,125	$5,654	$5,120	$28,081	$12,362	$9,639	$1,961	$897

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	Aareal Le Pavillon - 1 hotel
Net income (loss)	$268	$7,512	$445	$(278)	$2	$(222)	$2,753	$2,749	$(82)	$902	$(672)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	(4)	—	—	—	(10)	—	—	—	—
Interest expense	—	—	562	—	—	123	1,132	—	—	250	349
Amortization of loan costs	—	—	65	—	—	8	133	—	—	94	105
Depreciation and amortization	293	3,295	742	594	94	379	1,222	1,938	465	400	933
Income tax expense (benefit)	—	16	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(204)	495	11	4	1	(13)	25	4	4	39	5
Hotel EBITDA including amounts attributable to noncontrolling interest	357	11,318	1,821	320	97	275	5,255	4,691	387	1,685	720
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$357	$11,318	$1,821	$320	$97	$275	$5,255	$4,691	$387	$1,685	$720

	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	BAML Pool 5 - 2 hotels	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$191	$202	$258	$—	$—	$—	$(2)	$2	$55,848
Non-property adjustments	—	—	—	—	—	—	2	—	2
Interest income	—	—	—	—	—	—	—	—	(48)
Interest expense	—	—	226	—	—	—	—	—	2,643
Amortization of loan costs	—	—	38	—	—	—	—	—	443
Depreciation and amortization	99	121	413	—	—	—	—	—	50,723
Income tax expense (benefit)	24	44	—	—	—	—	—	—	84
Non-hotel EBITDA ownership expense	—	(1)	25	—	—	—	—	(2)	1,680
Hotel EBITDA including amounts attributable to noncontrolling interest	314	366	960	—	—	—	—	—	111,375
Non-comparable adjustments	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$314	$366	$960	$—	$—	$—	$—	$—	$111,375
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2022
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$2,030	$(1,425)	$409	$2,433	$(1,872)	$(2,323)	$(1,105)	$3,666	$173	$917	$64
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(2)	(1)	—	—	—	—	—	(2)	(1)	(1)	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,477	1,483	3,355	2,126	3,398	3,938	13,958	4,942	4,558	1,295	370
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	11	77	77	45	41	91	498	7	69	2	9
Hotel EBITDA including amounts attributable to noncontrolling interest	3,516	134	3,841	4,604	1,567	1,706	13,351	8,613	4,800	2,213	443
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,516	$134	$3,841	$4,604	$1,567	$1,706	$13,351	$8,613	$4,800	$2,213	$443

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	Aareal Le Pavillon - 1 hotel
Net income (loss)	$(196)	$3,187	$(1,141)	$(744)	$49	$(247)	$(1,960)	$(320)	$(98)	$(286)	$(867)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	444	—	—	101	967	—	—	247	288
Amortization of loan costs	—	—	65	—	—	8	132	—	—	94	103
Depreciation and amortization	311	3,192	735	610	97	378	1,285	2,015	486	397	929
Income tax expense (benefit)	—	5	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	6	39	14	18	8	13	18	3	3	7	7
Hotel EBITDA including amounts attributable to noncontrolling interest	121	6,423	117	(116)	154	253	442	1,698	391	459	460
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$121	$6,423	$117	$(116)	$154	$253	$442	$1,698	$391	$459	$460

	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	BAML Pool 5 - 2 hotels	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$8	$45	$(599)	$—	$—	$(11)	$—	$—	$(213)
Non-property adjustments	—	—	—	—	—	11	—	—	11
Interest income	—	—	—	—	—	—	—	—	(7)
Interest expense	—	—	224	—	—	—	—	—	2,272
Amortization of loan costs	—	—	37	—	—	—	—	—	439
Depreciation and amortization	93	122	391	—	—	—	—	—	51,941
Income tax expense (benefit)	—	10	—	—	—	—	—	—	15
Non-hotel EBITDA ownership expense	—	—	41	—	—	—	—	—	1,104
Hotel EBITDA including amounts attributable to noncontrolling interest	101	177	94	—	—	—	—	—	55,562
Non-comparable adjustments	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$101	$177	$94	$—	$—	$—	$—	$—	$55,562
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2021
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$1,777	$(730)	$(574)	$2,350	$(1,150)	$(1,658)	$(1,793)	$1,023	$(754)	$149	$146
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(2)	(1)	—	—	—	—	—	(2)	—	(1)	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,490	1,502	3,311	2,248	3,237	3,962	14,202	5,025	4,643	1,333	365
Income tax expense (benefit)	(3)	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	47	(23)	14	55	654	47	(24)	389	88	8	32
Hotel EBITDA including amounts attributable to noncontrolling interest	3,309	748	2,751	4,653	2,741	2,351	12,385	6,435	3,978	1,489	543
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,309	$748	$2,751	$4,653	$2,741	$2,351	$12,385	$6,435	$3,978	$1,489	$543

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	Aareal Le Pavillon - 1 hotel
Net income (loss)	$(141)	$4,169	$(857)	$(231)	$156	$(74)	$(813)	$(1,096)	$(199)	$549	$(1,181)
Non-property adjustments	(51)	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	446	—	—	103	974	—	—	197	299
Amortization of loan costs	—	—	64	—	—	8	130	—	—	94	102
Depreciation and amortization	315	3,192	736	590	98	379	1,345	2,085	497	388	881
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	9	66	14	11	1	29	19	4	2	10	83
Hotel EBITDA including amounts attributable to noncontrolling interest	132	7,427	403	370	255	445	1,655	993	300	1,238	184
Non-comparable adjustments	—	—	—	(2)	—	—	—	—	—	—	—
Comparable hotel EBITDA	$132	$7,427	$403	$368	$255	$445	$1,655	$993	$300	$1,238	$184

	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	BAML Pool 5 - 2 hotels	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$189	$126	$(554)	$31	$—	$—	$—	$35	$(1,105)
Non-property adjustments	—	—	—	4	—	—	—	—	(47)
Interest income	—	—	—	—	—	—	—	—	(6)
Interest expense	—	—	232	—	—	—	—	—	2,252
Amortization of loan costs	—	—	37	—	—	—	—	—	435
Depreciation and amortization	93	126	334	—	—	—	—	—	52,377
Income tax expense (benefit)	(28)	42	—	—	—	—	—	—	11
Non-hotel EBITDA ownership expense	3	1	38	(37)	—	—	—	14	1,554
Hotel EBITDA including amounts attributable to noncontrolling interest	257	295	87	(2)	—	—	—	49	55,471
Non-comparable adjustments	—	—	—	2	—	—	—	(49)	(49)
Comparable hotel EBITDA	$257	$295	$87	$—	$—	$—	$—	$—	$55,422
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2021
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 19 hotels	Morgan Stanley Pool - 17 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels
Net income (loss)	$623	$(52)	$416	$2,962	$1,328	$(1,520)	$(3,024)	$359	$(478)	$(62)	$242
Non-property adjustments	—	(2)	—	—	(9)	—	(11)	—	(1)	—	—
Interest income	(2)	(1)	—	—	—	—	—	(2)	—	(1)	—
Interest expense	—	—	—	—	—	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,448	1,523	3,331	2,350	3,158	4,025	14,301	5,096	4,707	1,375	364
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	2	24	287	71	168	70	2,396	273	151	19	5
Hotel EBITDA including amounts attributable to noncontrolling interest	2,071	1,492	4,034	5,383	4,645	2,575	13,662	5,726	4,380	1,331	611
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,071	$1,492	$4,034	$5,383	$4,645	$2,575	$13,662	$5,726	$4,380	$1,331	$611

	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Southside Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Aareal Boston Back Bay - 1 hotel	Torchlight Marriott Gateway - 1 hotel	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	Aareal Le Pavillon - 1 hotel
Net income (loss)	$8	$3,350	$(719)	$27	$(16)	$(180)	$1,542	$(1,466)	$(154)	$1,237	$(1,207)
Non-property adjustments	—	—	—	—	—	—	(1,033)	—	—	—	—
Interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	480	—	—	103	506	—	—	169	291
Amortization of loan costs	—	—	63	—	—	8	133	—	—	—	100
Depreciation and amortization	317	3,177	754	590	94	381	1,384	2,206	498	378	893
Income tax expense (benefit)	—	6	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	10	309	32	6	9	9	22	19	6	6	—
Hotel EBITDA including amounts attributable to noncontrolling interest	335	6,842	610	623	87	321	2,554	759	350	1,790	77
Non-comparable adjustments	—	—	—	2	—	—	—	—	—	—	—
Comparable hotel EBITDA	$335	$6,842	$610	$625	$87	$321	$2,554	$759	$350	$1,790	$77

	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	BAML Pool 5 - 2 hotels	SPT Embassy Suites New York Manhattan Times Square - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Pool C1 - 3 hotels	Unencumbered hotels	Total Portfolio
Net income (loss)	$145	$117	$523	$6	$(3)	$(98)	$—	$(45)	$3,861
Non-property adjustments	—	—	28	—	—	98	—	40	(890)
Interest income	—	—	—	—	—	—	—	—	(6)
Interest expense	—	—	274	—	—	—	—	—	1,824
Amortization of loan costs	—	—	37	—	—	—	—	—	341
Depreciation and amortization	93	130	304	—	—	—	—	—	52,877
Income tax expense (benefit)	40	53	—	—	—	—	—	—	99
Non-hotel EBITDA ownership expense	(5)	5	40	(6)	—	—	—	—	3,928
Hotel EBITDA including amounts attributable to noncontrolling interest	273	305	1,206	—	(3)	—	—	(5)	62,034
Non-comparable adjustments	—	—	—	—	3	—	—	5	10
Comparable hotel EBITDA	$273	$305	$1,206	$—	$—	$—	$—	$—	$62,044
NOTES:
(1)    The above comparable information assumes the 100 hotel properties owned and included in the Company’s operations at June 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties disposed of during the period.
(2)     The above information does not reflect the operations of Orlando WorldQuest Resort.